UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) June 1, 2009

                              NEXGEN BIOFUELS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Israel                    0-17788                   N/A
------------------------------- ------------------ -----------------------------
(State or other jurisdiction of  (Commission File  (IRS Employer Identification
        incorporation)                Number)                  No.)

               8905 Regent Park Dr. Suite 210
                       Tampa, FL 33647                        33647
          ----------------------------------------         ----------
          (Address of principal executive offices)         (Zip Code)

         Registrant's telephone number, including area code 813-428-3500

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.05, COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES;

     Our phone and facsimile numbers have changed with immediate effect to the following:

     NexGen Biofuels Ltd., 8905 Regent Park Dr. Suite 210, Tampa, FL 33647
     Tel: (813) 428-3500 ; Fax: (212)-202-3628

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Company has resolved the billing issues it had with E &Y and E&Y has issued consent to hire Barzily & Co as it's new auditors

     Barzily & Co has complied with SEC procedures to represent the company's auditors

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

     Company has extended the LOI it has signed with World Venture Management, Inc for another 90-days i.e. until August 31, 2009.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NexGen Biofuels Ltd.


                                                     By: /s/ Ram Ajjarapu
                                                     -----------------------
                                                     Ram Ajjarapu
                                                     Chief Executive Officer

Dated: June 8, 2009